[AMERICAN BEACON FUNDS LOGO]
                          BBH ComSet Class

                  Supplement Dated October 3, 2008
              To the Prospectuses dated March 1, 2008

                 As Supplemented on April 18, 2008,
     September 16, 2008, September 19, 2008 and September 30, 2008

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   The subsection titled Redemption Policies in the section Purchase and
Redemption of Shares under About Your Investment is hereby supplemented as follows:

BBH ComSet Class
----------------
Effective September 19, 2008, proceeds from redemption requests from shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust.

The Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Fund and its remaining shareholders.